UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

CHERRY HILL MORTGAGE INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-36099	46-1315605
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
1451 Route 34, Suite 303
Farmingdale, NJ 07727
(Address of principal executive offices, including zip code)

877.870.7005
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CHMI	NYSE
8.20% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	CHMI-PRA	NYSE
8.250% Series B Fixed-to-Floating Rate Cumulative Redeemable	CHMI-PRB	NYSE

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders (the “Annual Meeting”) of Cherry Hill Mortgage Investment Corporation (the “Company” or “CHMI”) was held on June 13, 2024. At the Annual Meeting, CHMI stockholders voted to (i) re-elect Jeffrey B. Lown II, Joseph Murin, Robert C. Mercer and Sharon Lee Cook to the Board of Directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified, (ii) approve, on a non-binding advisory basis, the compensation of the named executive officers of CHMI for the year ended December 31, 2023, as described in the proxy statement for the Annual Meeting, (iii) ratify the appointment of Ernst & Young LLP (“EY”) as CHMI’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and (iv) approve the proposed amendment to the Company’s charter to remove the board of directors’ exclusive power to amend the Company’s bylaws and make new bylaws (the “Charter Amendment”).  The voting results with respect to each of these matters is set forth below:

1.	Each of the nominees for election to the Board of Directors was re-elected. The voting results for each of the nominees for director were as follows:

Nominee	For	Withheld	Broker Non-Votes
Jeffery B. Lown II	8,447,295	2,379,525	9,042,073
Joseph Murin	8,316,544	2,510,276	9,042,073
Robert C. Mercer Jr.	8,409,381	2,417,439	9,042,073
Sharon Lee Cook	8,400,724	2,426,096	9,042,073

2.
The proposal to approve, on a non-binding, advisory basis, the compensation of the named executive officers of CHMI for the year ended December 31, 2023, as described in the proxy statement for the Annual Meeting, was approved. The voting results of the proposal were as follows:

For	Against	Abstained	Broker Non-Votes
6,598,491	3,529,767	698,562	9,042,073

3.
The proposal to ratify the appointment of EY as CHMI’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved. The voting results of the proposal were as follows:

For	Against	Abstained	Broker Non-Votes
17,147,125	2,189,538	532,230	N/A

4.	The proposal to approve the Charter Amendment was not approved. The voting results of the proposal to approve the Charter Amendment were as follows:

For	Against	Abstained	Broker Non-Votes
8,727,111	1,778,500	321,209	9,042,073

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

Date: June 14, 2024	By:	/s/ Michael Hutchby
Michael Hutchby
Chief Financial Officer, Treasurer and Secretary